SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1
                                 Current Report
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  December 1995

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

            Nevada                  0-10421            74-2170858
(State or other jurisdiction of   (Commission       (I.R.S. Employer
        incorporation)           File Number)      Identification No.)

                               31 West 52nd Street
                                   Suite 1600
                               New York, NY 10019
                    (Address of principal executive offices)

                                       (212) 474-7100
                              (Registrant's telephone number,
                              including area code)

                   ARICO America Realestate Investment Company
                                  (Former name)

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated November 1, 1995, as set forth in the pages attached hereto:

Item 7:       Financial Statements and Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CORNERSTONE PROPERTIES INC.
                               (Registrant)

                        By: /s/ John S. Moody
                            --------------------------------------------------
                            John S. Moody,President and Chief Executive Officer


                        By: /s/ Thomas P. Loftus
                            --------------------------------------------------
                            Thomas P. Loftus, Vice President and Controller
                                        (Principal Financial Officer)

                              Date:  December     1995

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

A. Financial Statements

            Included herewith are the following financial statements reflecting the acquisition of 125 Summer Street (the "Building").

     1. Report of David Berdon & Co. LLP, Independent Certified Public Accountants, dated November 30, 1995.

     2. Historical summary of revenues and certain operating expenses for 125 Summer Street for the year ended December 31, 1994.

     3.  Estimates  of  taxable   operating  income  and  funds  generated  from
operations for 125 Summer Street (unaudited), and related Notes.

     4. Pro forma condensed financial statements (unaudited):

          (a) Pro forma condensed statements of income for the nine months ended September 30, 1995 and the twelve months ended December 31, 1994.

          (b)  Pro forma condensed balance sheet at September 30, 1995.

          (c)  Notes to pro forma condensed financial statements.

Cornerstone Properties Inc.
31 West 52nd Street, Suite 1600
New York, NY  10019


                         INDEPENDENT AUDITORS' REPORT


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 125 Summer Street ("Historical Summary") for the year ended December 31, 1994. This Historical Summary is the responsibility of the Building's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Building's revenue and expenses. In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of 125 Summer Street for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


                                                   DAVID BERDON & CO., LLP
                                                   Certified Public Accountants
New York, New York
November 30, 1995

                            125 SUMMER STREET
                    HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1994




GROSS INCOME (Note 3):
  Base rent                                           $11,704,603
  Escalation income                                       737,622
  Parking                                                 679,242
  Tenant services                                         108,383
                                                       ----------

           TOTAL GROSS INCOME                         $13,229,850

DIRECT OPERATING EXPENSES (Note 2):
  Taxes and licenses                                   $2,549,231
  Utilities                                               747,827
  Cleaning                                                491,483
  Leasing                                                 101,720
  Administrative                                          294,502
  Management fee                                          368,061
  HVAC                                                    332,924
  Security                                                273,897
  Insurance                                                65,738
  General building                                        128,771
  Garage                                                   34,542
  Elevators                                               118,576
  Landscaping                                              33,912
                                                        ---------

           TOTAL DIRECT OPERATING EXPENSES             $5,541,184














           The accompanying notes are an integral part of this summary.

                               125 SUMMER STREET
                NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

NOTE 1 - NATURE OF BUSINESS

         125 Summer Street (the "Building") is an office building located in Boston, Massachusetts. The Building has approximately 464,000 square feet of office and retail space with an underground parking garage containing 292 parking spaces.

NOTE 2 - BASIS OF PRESENTATION

         Cornerstone Properties, Inc. purchased the Building in November 1995. The accompanying Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of the Building, exclusive of the following income and expenses, which may not be comparable to the proposed future operations of the Building: (a) interest income;
         (b) interest expense on existing mortgages and borrowings; (c) depreciation and amortization; and (d) provision for income taxes.

NOTE 3 - RENTAL INCOME

         The Building's operations consist of leasing commercial office space to various tenants. Rental income from leases is recognized on a straight-line basis over the terms of the respective leases. Escalation revenue represent operating expenses, including real estate taxes, billed to the tenants and are recognized in the period the expenses are incurred.

         All leases are classified as operating leases and expire at various dates prior to 2003. The following is a schedule by years of future minimum rents on noncancelable operating leases as of December 31, 1994:

            1995                                   $13,571,000
            1996                                   $13,489,000
            1997                                    $9,908,000
            1998                                    $9,142,000
            1999                                    $8,892,000
            Thereafter                              $2,346,000
         (continued)

                               125 SUMMER STREET
                NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES




NOTE 3 - RENTAL INCOME (Continued)

         During the year ended December 31, 1994, four tenants accounted for approximately 72% (ranging from 26% to 12%) of the total gross income recognized in the Historical Summary.

         Rental revenue of $56,700 was earned in 1994 from an affiliate of the building's owner.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                INFORMATION PURSUANT TO RULE 3-14 REGULATION S-X

Part I      MANAGEMENT ASSESSMENT

     Management's assessment of the Building prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the Properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I and other specific environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM OPERATIONS FROM 125 SUMMER STREET.

a. The following presents an estimate of taxable net income and funds generated from operations from 125 Summer Street for the year ended December 31, 1994 based on the Historical Summary of Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the Building in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

ESTIMATES OF TAXABLE OPERATING INCOME                 (000 omitted)
-------------------------------------

Operating income before depreciation expense                 $ 7,689


Plus:
Deferred rental revenue recognition                            4,109
Less:
Estimated depreciation                                         2,408
                                                            --------
Estimated taxable operating income                           $ 9,390
                                                             =======

ESTIMATES OF FUNDS GENERATED FROM OPERATIONS

Estimated taxable operating income                           $ 9,390

Add:
Estimated depreciation                                         2,408
                                                            --------
Estimate of funds generated                                  $11,798
                                                             =======

b. Estimated taxable income for Cornerstone Properties Inc. (including acquired Building) for the year ended December 31, 1994 is approximately the same as Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
            NOTES TO ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS
                GENERATED FROM OPERATIONS FOR 125 SUMMER STREET.


Basis of Presentation

      1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 35 year life using the straight line method.

      2. No income taxes have been provided because Cornerstone Properties Inc. is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, Cornerstone does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

     The following unaudited pro forma condensed consolidated balance sheet at September 30, 1995 reflects the acquisition of 125 Summer Street as if the transaction had occurred on that date.

     The pro forma condensed consolidated statements of income for the year ended December 31, 1994 and the nine months ended September 30, 1995 assume the acquisition of this Building as if it had occurred on January 1, 1994. This pro forma information is based on the historical statements of Cornerstone after giving effect to the acquisition of this Building.

     The unaudited pro forma condensed consolidated financial statements have been prepared by Cornerstone Properties Inc. management. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results that would have actually occurred had the acquisition been made on the date indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Cornerstone's audited statements as of December 31, 1994 and for the year then ended (which are contained in Cornerstone's Form 10-K for the year ended December 31, 1994) and the unaudited financial statements as of September 30, 1995 and for the nine months then ended (which are contained in Cornerstone's Form 10-Q for the period ended September 30, 1995) and the accompanying notes.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                   (UNAUDITED)
                  (In thousands, except for per share amounts)

                     AS        HISTORICAL     PRO FORMA
                     REPORTED  ACQUISITION(8) ADJUSTMENTS(2) PRO FORMA

OFFICE AND PARKING
    RENTALS           $ 64,211     $ 12,340                   $ 76,551
INTEREST AND OTHER
     INCOME              2,707          100         (776)(6)     2,031
                     -------------------------------------------------
                        66,918       12,440         (776)       78,582
OPERATING EXPENSES      22,196        4,259                     26,455
INTEREST EXPENSE        22,033                      1,134(3,4)  23,167
DEPRECIATION EXPENSE    16,787                      1,806(3,5)  18,593
OTHER EXPENSES           3,515                                   3,515
                     -------------------------------------------------
                        64,531        4,259         2,940       71,730
MINORITY INTEREST        2,557                                   2,557
(LOSS) INCOME BEFORE
   EXTRAORDINARY ITEM     (170)       8,181        (3,716)       4,295

EXTRAORDINARY LOSS      (4,527)                                 (4,527)
                    ---------------------------------------------------

NET (LOSS) INCOME    $  (4,697)     $ 8,181      $ (3,716)      $ (232)
                     ==================================================

(LOSS) INCOME
BEFORE EXTRAORDINARY
ITEM PER SHARE(7)     $ (0.05)                                  $ 0.19

NET LOSS PER SHARE(7) $ (0.36)                                 $ (0.04)
AVERAGE SHARES
OUTSTANDING(7)         14,561                                   19,566


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                   (UNAUDITED)
                  (In thousands, except for per share amounts)


                     AS          HISTORICAL  PRO FORMA
                     REPORTED    ACQUISITION ADJUSTMENTS(2)  PRO FORMA

OFFICE AND PARKING
    RENTALS           $ 83,557     $ 13,122                   $ 96,679
INTEREST AND OTHER
     INCOME              2,017          108                      2,125
                     -------------------------------------------------
                        85,574       13,230                     98,804
OPERATING EXPENSES      29,991        5,541                     35,532
INTEREST EXPENSE        30,792                      1,512(3,4)  32,304
DEPRECIATION EXPENSE    23,432                      2,408(3,5)  25,840
OTHER EXPENSES           3,869                                   3,869
                     -------------------------------------------------
                        88,084        5,541         3,920       97,545
MINORITY INTEREST        3,899                                   3,899
(LOSS) INCOME BEFORE
   EXTRAORDINARY ITEM  (6,409)        7,689       (3,920)       (2,640)

EXTRAORDINARY LOSS       (581)                                    (581)
                    ---------------------------------------------------

NET (LOSS) INCOME    $ (6,990)      $ 7,689     $ (3,920)     $ (3,221)
                     ==================================================

LOSS
BEFORE EXTRAORDINARY
ITEM PER SHARE(7)     $ (0.48)                                $ (0.13)

NET LOSS PER SHARE(7) $ (0.53)                                $ (0.16)
AVERAGE SHARES
OUTSTANDING(7)         13,241                                  19,566

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995
                                   (UNAUDITED)
                                 (In Thousands)

                                            PRO FORMA
                              AS REPORTED   ADJUSTMENTS(1)  PRO FORMA

ASSETS:

  INVESTMENT PROPERTY            $ 401,986      $ 105,300     $ 507,286
  CASH, CASH EQUIVALENTS            87,976        (80,624)        7,352
  TENANT AND NOTE RECEIVABLES       39,919                       39,919
  OTHER ASSETS                       9,622         (4,584)        5,038
                                 ---------      ---------     ---------
TOTAL ASSETS                     $ 539,503      $  20,092     $ 559,595
                                 =========      =========     =========

LIABILITIES:

  LONG-TERM DEBT                 $ 319,600       $ 20,000     $ 339,600
  OTHER LIABILITIES                 21,768             92        21,860
                                 ---------      ---------     ---------
                                   341,368         20,092       361,460
MINORITY INTEREST                   (6,664)                      (6,664)
SHAREHOLDERS' EQUITY               204,799                      204,799
                                 ---------      ---------     ---------
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY             $ 539,503      $  20,092     $ 559,595
                                 =========      =========     =========


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1. Represents the acquisition of 125 Summer Street from cash obtained from a common stock offering (See Note 7)) and a $20 million bridge loan. Adjustments to other assets reflects the remittance of an earnest deposit ($5 million) and the acquisition of prepaid taxes ($416,000). The adjustment to other liabilities reflects the assumption of security deposit liabilities.

2. These adjustments to the Pro Forma Condensed Consolidated Statements of Income (Unaudited) have the effect of reflecting the results for the year ended December 31, 1994 and the nine months ended September 30, 1995 as if the Building had been acquired on January 1, 1994.

3. Pro Forma Adjustments to the Pro Forma Condensed Consolidated Statement of Income (Unaudited) for the year ended December 31, 1994 and the nine months ended September 30, 1995 includes adjustments to interest and depreciation expense to give effect of the acquisition of the Building as if it had been acquired on January 1, 1994. (See Notes 4 and 5.)

4. Pro Forma Adjustments to the Pro Forma Condensed Consolidated Statements of Income (Unaudited) for the year ended December 31, 1994 and the nine months ended September 30, 1995 include interest expense for the borrowing of funds to pay the purchase price of the acquisition. The interest rate used for calculating the cost of borrowed funds for the year ended December 31, 1994 and the nine months ended September 30, 1995 was 7.56%.

5. Estimated depreciation was based upon a preliminary allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 35 year life using the straight line method.

6. Represents interest income from the common stock proceeds (See Note 7) has been eliminated for the nine months ended September 30, 1995. Had the common stock proceeds been invested in 125 Summer Street at January 1, 1995, this income resulting from commercial paper investment would not have been earned.

7. On August 4, 1995, Cornerstone received $90,447,500 gross proceeds from the placement of 6,325,000 new shares of common stock. These proceeds were used for the acquisition of 125 Summer Street. In calculating pro forma earnings per share for the Pro Forma Condensed Statements of Income (Unaudited) for the year ended December 31, 1994 and the nine months ended September 30, 1995, the 6,325,000 of new shares are weighted as if they were outstanding for the full periods, respectively. Additionally, for the nine months ended September 30, 1995, the dividends in arrears applicable to preferred stock have been deducted from the net loss in computing earnings per share.

8. Represents the actual unaudited amounts recorded by the previous owner for the nine months ended September 30, 1995.